UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): September 13, 2017

Alliqua BioMedical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Stony Hill Road Suite 200 Yardley, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 13, 2017, Alliqua BioMedical, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the following three proposals were submitted to a vote of the Company’s stockholders:

(1)	A proposal to ratify the filing and effectiveness of the certificate of amendment to the Company’s amended and restated certificate of incorporation (as amended) (the “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on May 6, 2016 (the “Share Increase Amendment”), which effected an increase in the number of authorized shares of the Company’s common stock from 45,714,286 shares to 95,000,000 shares (the “Ratification Proposal”).

(2)	A proposal to authorize the Company’s board of directors, in its discretion, but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-3 to 1-for-13, such ratio to be determined by the board of directors and included in a public announcement (the “Reverse Stock Split Proposal”).

(3)	A proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (the “Adjournment Proposal”).

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 7, 2017, the relevant portions of which are incorporated herein by reference. The number of votes cast for and against and the number of abstentions with respect to each matter voted upon are set forth below.

(1)	Approval of the Ratification Proposal:

Votes For	Votes Against	Votes Abstaining
35,349,194	2,268,603	404,379

(2)	Approval of the Reverse Stock Split Proposal:

Votes For	Votes Against	Votes Abstaining
34,578,140	3,094,649	349,387

(3)	Approval of the Adjournment Proposal:

Votes For	Votes Against	Votes Abstaining
30,757,149	6,728,593	536,434

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: September 13, 2017	By:	/s/ Brian Posner
Name: Brian Posner
Title: Chief Financial Officer